UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 10, 2005

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2005, QuadraMed Corporation issued a press release (Exhibit 99.1) announcing earnings and other financial results for its first fiscal quarter ended March 31, 2005 and that Management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Tuesday, May 10, 2005.

On May 10, 2005, QuadraMed Corporation issued a follow-up press release (Exhibit 99.2) to the Exhibit 99.1 press release, regarding reclassification of an item originally classified as “Other income (expense), net”, to a category of “Operating expense”. The reclassification resulted in a reported “Loss from operations” of $(601) thousand. Net income was unchanged.

Copies of these press releases are furnished as Exhibits 99.1 and 99.2 and are incorporated herein by reference to this Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 QuadraMed Corporation Press Release, dated May 10, 2005.

Exhibit 99.2 QuadraMed Corporation Press Release, dated May 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2005

QuadraMed Corporation

/s/ John C. Wright
John C. Wright, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated May 10, 2005.

99.2	QuadraMed Corporation Press Release, dated May 10, 2005.